UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2005

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND                            1-13589                      36-4173047

(State or other jurisdiction of                (Commission File (I.R.S. Employer

incorporation or organization)               Number) Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                              60601

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 5, 2005, the Audit Committee of the Board of Trustees of Prime Group Realty Trust (the “Company”) entered into an engagement letter with Grant Thornton LLP (“Grant Thornton”) naming Grant Thornton as the Company’s independent accountants for the fiscal year ended December 31, 2005. In connection with such action, the Audit Committee dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent accountants.

E&Y’s reports on the Company’s consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2004 and December 31, 2003 and through the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the subject matter in connection with its reports on the Company’s consolidated financial statements for such periods. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of this Form 8-K. A letter from E&Y addressed to the Securities and Exchange Commission in response to the disclosures set forth herein is included as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2004 and December 31, 2003 and through October 5, 2005, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
	Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: October 6, 2005	By:	/s/ Jeffrey A. Patterson

Jeffrey A. Patterson

President and Chief Executive Officer

[COMPANY LOGO]	Ernst & Young LLP	Phone: 312-879-2000
	Sears Tower	www.ey.com
233 South Wacker Drive
Chicago, IL 60606-6301

EXHIBIT 16.1 TO FORM 8-K

October 6, 2005

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated October 6, 2005, of Prime Group Realty Trust and are in agreement with the statements contained in the last sentence of paragraph 1, paragraphs 2 and 3 and the first sentence of paragraph 4, therein. We have no basis to agree or disagree with other statements of registrant contained therein.

/s/ Ernst & Young LLP